UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   FORM 8-K/A

                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                Date of report (Date of earliest event reported)
                                August 12, 2009
                                ---------------

                                 Innocent, Inc.
                                 --------------
             (Exact Name of Registrant as Specified in Its Charter)

                                     Nevada
                 ----------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

                  333-150061                         98-0585268
          ------------------------     ---------------------------------
           (Commission File Number)    (IRS Employer Identification No.)

                                2000 NE 22nd St.
                            Wilton Manors, FL 33305
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                    (Address of principal executive offices)

                                 (828) 489-9408
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              (Registrant's telephone number, including area code)

                        755 Baywood Drive, Second Floor
                               Petaluma, CA 94954
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         (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))
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

ITEM 4.01     CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

On  August  12,  2009,  Board  of  Directors of the Registrant dismissed Moore &
Associates Chartered, its independent registered public account firm. On the same date, August 12, 2009, the accounting firm of Seale and Beers, CPAs was engaged as the Registrant's new independent registered public account firm. The Board of Directors of the Registrant and the Registrant's Audit Committee approved of the dismissal of Moore & Associates Chartered and the engagement of Seale and Beers, CPAs as its independent auditor. None of the reports of Moore & Associates Chartered on the Company's financial statements for either of the past two years or subsequent interim period contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles, except that the Registrant's audited financial statements contained in its Form 10-K for the fiscal year ended December 31, 2008 a going concern qualification in the registrant's audited financial statements.

The PCAOB revoked the registration of Moore and Associates, Chartered on August 27, 2009 because of violation of PCAOB rules and auditing standards in auditing financial statements, PCAOB rules and quality control standards, and Section
10(b) of the Securities Exchange Act of 1934 and Rule 10-5 thereunder, and noncooperation with a Board investigation.

During the registrant's two most recent fiscal years and the subsequent interim periods thereto, there were no disagreements with Moore and Associates, Chartered whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Moore and Associates, Chartered's satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its report on the registrant's financial statements.

The registrant has requested that Moore and Associates, Chartered furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. On September 3, 2009, Moore and Associates informed the registrant that, upon the advice of counsel, Moore and Associates would not be providing a letter in connection with this Current Report.

On August 12, 2009 upon the dismissal of Moore & Associates Chartered independent registered public account firm the registrant entered into a verbal agreement and filed the 8K reference engagement of Seal and Beers, CPAs. This verbal engagement never reached a formal written engagement agreement. On December 8, 2009, the registrant notified Seal and Beers, CPAs that the company would not enter into an engagement agreement and Seal and Beers, CPAs agreed.

On December 9, 2009, the Board of Directors of the Registrant engaged Eddy Chin Chartered Accountant, registered with the PCAOB under his full name Eddy Siat Leong Chin, as its independent accountant. During the two most recent fiscal years and the interim periods preceding the engagement, the registrant has not consulted Eddy Chin Chartered Accountant regarding any of the matters set forth in Item 304(a)(2) of Regulation S-K.

ITEM 5.02 ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS. APPOINTMENT OF DIRECTORS & OFFICERS

On December 21, 2009, a majority of the shareholders of the company appointed the following Director to the Company, effective as of equal date.

ENRIQUE J. L'PEZ de MESA is a 45 year old financial professional with extensive natural resource, capital market and transaction experience. Enrique is a partner of Protea Inc a team with international experience in capital markets, finance and accounting, and executives which partner with prospectors, technical professionals, operators, scientist, academics, and inventors to bring together management team to equip public companies. Enrique is and has served Directorships in such companies as Public: Petrolympic Ltd. (PCQ - TSXV), Veraz Petroleum Ltd. (VRAZ - CNQ/IPOing to TSX), Planktos Corp.( PKLT - Pink Sheets LLC ).Private: Alpaca Resources Inc., Southern Oregon Gold Corp., Protea Inc. Enrique is a graduate from McGill University in Montreal with a degree in Economics and University of Toronto Masters of Business Administration. Enrique has extensive experience such as Vice President of Kingsway Capital of Canada Inc.; Corporate Finance - Director Pricewaterhouse Coopers Securities Inc.; and Senior Corporate Finance of Northern Securities Inc., to name a few.

ITEM 9.01 FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

a)    Not Applicable.
b)    Not Applicable.
c)    Exhibits

No.  Exhibits
16.1 Letter from Moore and Associates, Chartered, dated August 12, 2009, to the Securities and Exchange Commission regarding statements included in this Form 8-K. (1)
(1)  Previously  included  as  an Exhibit to the Current Report filed August 11,
2009.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 Innocent, Inc.
                                 --------------
                                  (Registrant)

                                 /s/ Wayne Doss
                                 ------------------------------
                                 Wayne Doss
                                 President, Chief Executive
                                 Officer, and Director


                                Dated: December 22, 2009
                                       -----------------